UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – April 22, 2015
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Wall Street New York, New York (Address of principal executive offices)	10286 (Zip code)
Registrant’s telephone number, including area code – (212) 495-1784

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2015, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the first quarter of 2015. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The quotation included in Exhibit 99.1 (the “Excluded Section”) is “furnished” by this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any BNY Mellon filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. The information included in Exhibit 99.1, other than in the Excluded Section, is to be considered “filed” under the Exchange Act and is incorporated by reference into all filings made by BNY Mellon under the Securities Act and the Exchange Act that state that this Current Report on Form 8-K is incorporated therein by reference.
ITEM 7.01.    REGULATION FD DISCLOSURE.

On April 22, 2015, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, Quarterly Financial Trends, Key Facts and a First Quarter 2015 Financial Highlights presentation are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Quarterly Financial Trends, Key Facts and the First Quarter 2015 Financial Highlights presentation is “furnished” as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. These exhibits shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein and in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1 (other than the Excluded Section) shall be deemed filed herewith. The Excluded Section and Exhibits 99.2, 99.3 and 99.4 shall be deemed furnished herewith.
(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated April 22, 2015, announcing financial results for the first quarter of 2015.

99.2	The Bank of New York Mellon Corporation Quarterly Financial Trends dated April 22, 2015, for the first quarter of 2015.

99.3	Key Facts – First Quarter 2015 dated April 22, 2015.

99.4	First Quarter 2015 Financial Highlights Presentation dated April 22, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: April 22, 2015	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Earnings Release dated April 22, 2015.	Filed herewith (other than the Excluded Section)
99.2	Quarterly Financial Trends dated April 22, 2015.	Furnished herewith
99.3	Key Facts – First Quarter 2015 dated April 22, 2015.	Furnished herewith
99.4	First Quarter 2015 Financial Highlights Presentation dated April 22, 2015.	Furnished herewith